Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lester Wong, Interim Chief Executive Officer and Chief Financial Officer of Kulicke and Soffa Industries, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.the Quarterly Report on Form 10-Q of Kulicke and Soffa Industries, Inc. for the period ended April 4, 2026 (the “April 4, 2026 Form 10-Q”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.the information contained in the April 4, 2026 Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Date: May 7, 2026	By:	/s/ LESTER WONG
Lester Wong
Executive Vice President, Interim Chief Executive Officer, and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)